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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2003


                                   LESCO, INC.
             (Exact name of registrant as specified in its charter)


             Ohio                         0-13147                 34-0904517
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


         15885 Sprague Road
         Strongsville, Ohio                                 44136
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (440) 783-9250



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ITEM 9. Regulation FD Disclosure.

     On February 25, 2003, the Company issued a press release announcing its financial results for the fourth quarter and full-year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LESCO, INC.


                                      By: /s/Jeffrey L. Rutherford
                                          --------------------------------------
                                          Senior Vice President, Chief Financial
                                          Officer

DATED: February 25, 2003



                                  EXHIBIT INDEX
                                  -------------


Exhibit No.           Description
-----------           -----------
99.1                  Press Release






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